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                                                                    EXHIBIT 99.9

                          PROPRIETARY RIGHTS AGREEMENT

      THIS PROPRIETARY RIGHTS AGREEMENT (this "Agreement") is made between the undersigned Employee ("Employee") and Accredo Health, Incorporated, Nova Factor, Inc., Hemophilia Health Services, Inc., Accredo Health Group, Inc., Pharmacare Resources, Inc., Hemophilia Resources of America, Inc., Home Healthcare Resources, Inc., Home Healthcare Resources, Limited and BioPartners In Care, Inc. (collectively, the "Companies").

                                   WITNESSETH

      WHEREAS, the Companies desire to have Employee, as a condition of continued employment pursuant to the terms and conditions of that certain amended and restated employment agreement between Accredo Health, Incorporated and Employee, the terms of which are incorporated herein by this reference, agree to the terms contained herein, in order to clarify and protect the Companies' title to proprietary rights which may be invented or generated by Employee during Employee's employment with one of the Companies;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Employee agrees that Employee shall promptly disclose, grant and assign, and hereby assigns, to the Companies for their sole use and benefit all right, title and interest in and to all inventions, ideas, improvements, technical information, suggestions, products, formula, apparatus, designs, processes, forms, drawings, writings, research, works-of-authorship, trade secrets and all other intellectual property and proprietary rights relating in any way to the business, products or services of the Companies or capable of beneficial use by the Companies ("Intellectual Property"), which the Employee shall conceive, develop or acquire during the period of Employee's employment with any of the Companies (whether or not during usual working hours or at any other time), together with all patent applications, letters patent, copyrights and reissues thereof that may at any time be granted for or upon any such Intellectual Property. In connection therewith, the Employee shall promptly at all times during and after the date hereof:

            (a) execute and deliver such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Companies to vest in the Companies' exclusive title to such Intellectual Property and to enable the Companies to obtain and maintain the entire right and title thereto throughout the world; and

            (b) render to the Companies at their expense all such assistance as any of the companies may require in the prosecution of applications for said patents or reissues thereof in the prosecution or defense of interferences which may be declared involving any said application or patents and in any litigation in which the Companies may be involved relating to any such patents, inventions, improvements, technical information, copyrights or other Intellectual Property.

            Employee acknowledges and agrees that Employee's obligations under Sections (a) and (b) above shall continue in effect after termination of his/her employment, regardless of the reason for termination and whether such termination is voluntary or involuntary, and that the Company is entitled to communicate Employee's obligations under this Agreement to any future employer or potential employer.

      It is expressly understood and agreed that this Agreement shall include only those items of Intellectual Property which are invented or generated on or after the date of this Agreement. In order to determine which Intellectual Properties are invented or generated on or after the date of this Agreement,

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Employee warrants that he/she has not, either solely or jointly with others, invented or generated any Intellectual Property at any time prior to the date of this Agreement, except:_________________________________________________________
_______________________________________________________________________________.
EMPLOYEE AFFIRMS, AGREES AND UNDERSTANDS THAT ANY INTELLECTUAL PROPERTY WHICH IS NOT LISTED IN THE PRECEDING SENTENCE SHALL BE CONCLUSIVELY PRESUMED TO HAVE BEEN GENERATED OR INVENTED AFTER THE DATE OF THIS AGREEMENT, AND THAT SUCH INTELLECTUAL PROPERTY SHALL BELONG EXCLUSIVELY TO THE COMPANIES.

      Except as may be authorized or directed in writing by a duly authorized officer of one of the Companies, Employee agrees that he/she will not at any time hereafter disclose, divulge or communicate or permit to be disclosed, divulged or communicated to any person, firm or company any Intellectual Property. Employee further agrees that he/she will not make use of said Intellectual Property for his/her own purposes, except as may be authorized in writing by a duly authorized officer of the Companies.

      Employee agrees that both during his/her employment with the Companies and after termination of said employment, he/she will not, without the written consent of a duly authorized officer of the Companies, copy or remove from the Companies' business location any drawings, blueprints, bulletins, reports, reproductions, notes, data, memorandum, models, records or other information of a confidential or proprietary nature pertaining to any of the Companies, or which relate to the business of the Companies or to Employee's employment therewith.

      Employee agrees that damages caused by a breach of this Agreement would be inadequate. Therefore, in the event of a breach or threatened breach of the terms of this Agreement, the Companies individually or jointly shall be entitled to injunctive relief without the necessity of posting bond or showing actual damages.

      This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating to this Agreement, is to be governed by and construed in accordance with the laws of the State of Tennessee, excluding the choice of law rules thereof.

      In the event that any provision of this Agreement is found invalid or unenforceable, it will be enforced to the extent permissible, and the remainder of this Agreement will remain in full force and effect.

      Employee agrees and understands that this Agreement shall in no way be a guarantee of employment for any specified length of time.

      Executed this _____ day of _____________, 2004.

_______________________________________   NOVA FACTOR, INC.
Employee
                                          By: __________________________________
Print:_________________________________
                                          Title:________________________________

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ACCREDO HEALTH, INCORPORATED              ACCREDO HEALTH GROUP, INC.

By:____________________________________   By:___________________________________

Title:_________________________________   Title:________________________________

HEMOPHILIA HEALTH SERVICES, INC.          PHARMACARE RESOURCES, INC.

By:____________________________________   By:___________________________________

Title:_________________________________   Title:________________________________

BIOPARTNERS IN CARE, INC.                 HEMOPHILIA RESOURCES OF
                                           AMERICA, INC.

By:____________________________________   By:___________________________________

Title:_________________________________   Title:________________________________

HOME HEALTHCARE RESOURCES, INC.           HOME HEALTHCARE RESOURCES,
                                           LIMITED
By:____________________________________   By:___________________________________

Title:_________________________________   Title:________________________________